NOTE 6 - TAXES ON INCOME : Schedule of reconciliation of income taxes (Details) - USD ($)	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Schedule of reconciliation of income taxes [Abstract]
Net profit (loss) as reported in the statements of operations	$ (23,000)	$ 4,000	$ (35,000)
Statutory tax rate	23.00%	23.00%	24.00%
Income Tax under statutory tax rate	$ (5,300)	$ 1,000	$ (8,000)
Less full valuation allowance	5,300	(1,000)	8,000
Actual income tax	$ 0	$ 0	$ 0